UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-03336

Exact name of registrant as specified in charter:	Prudential Jennison Blend Fund, Inc.

Address of principal executive offices:	Gateway Center 3,
100 Mulberry Street,
Newark, New Jersey 07102

Name and address of agent for service:	Deborah A. Docs
Gateway Center 3,
100 Mulberry Street,
Newark, New Jersey 07102

Registrant’s telephone number, including area code:	800-225-1852

Date of fiscal year end:	8/31/2012

Date of reporting period:	8/31/2012

Item 1 – Reports to Stockholders

PRUDENTIAL INVESTMENTS»MUTUAL FUNDS

PRUDENTIAL JENNISON BLEND FUND, INC.

ANNUAL REPORT • AUGUST 31, 2012

Fund Type

Large, Mid- & Small Cap Stock

Objective

Long-term growth of capital

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Prudential Investments, Prudential, Jennison, the Prudential logo, the Rock symbol, and Bring Your Challenges are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

October 15, 2012

Dear Shareholder:

We hope you find the annual report for the Prudential Jennison Blend Fund, Inc. informative and useful. The report covers performance for the 12-month period that ended August 31, 2012.

We recognize that ongoing market volatility may make it a difficult time to be an investor. We continue to believe a prudent response to uncertainty is to maintain a diversified portfolio of funds consistent with your tolerance for risk, time horizon, and financial goals.

Your financial advisor can help you create a diversified investment plan that may include funds covering all the basic asset classes and that reflects your personal investor profile and risk tolerance. Keep in mind, however, that diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

Prudential Investments® is dedicated to helping you solve your toughest investment challenges—whether it’s capital growth, reliable income, or protection from market volatility and other risks. We offer the expertise of Prudential Financial’s affiliated asset managers* that strive to be leaders in a broad range of funds to help you stay on course to the future you envision. They also manage money for major corporations and pension funds around the world, which means you benefit from the same expertise, innovation, and attention to risk demanded by today’s most sophisticated investors.

Thank you for choosing the Prudential Investments family of funds.

Sincerely,

Stuart S. Parker, President

Prudential Jennison Blend Fund, Inc.

* Most of Prudential Investments’ equity funds are advised by Jennison Associates LLC, Quantitative Management Associates LLC (QMA), or Prudential Real Estate Investors. Prudential Investments’ fixed income and money market funds are advised by Prudential Investment Management, Inc. (PIM) through its Prudential Fixed Income unit. Jennison Associates, QMA, and PIM are registered investment advisers and Prudential Financial companies. Prudential Real Estate Investors is a unit of PIM.

Prudential Jennison Blend Fund, Inc.	1

Your Fund’s Performance

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.prudentialfunds.com or by calling (800) 225-1852. The maximum initial sales charge is 5.50% (Class A shares). Gross operating expenses: Class A, 1.00%; Class B, 1.70%; Class C, 1.70%; Class Z, 0.70%. Net operating expenses: Class A, 1.00%; Class B, 1.70%; Class C, 1.70%; Class Z, 0.70%.

Cumulative Total Returns (Without Sales Charges) as of 8/31/12
	One Year	Five Years	Ten Years
Class A	6.59%	3.23%	97.24%
Class B	5.86	–0.39	83.34
Class C	5.86	–0.39	83.36
Class Z	6.94	4.78	102.72
Russell 3000® Index	17.03	7.75	96.94
S&P 500 Index	17.98	6.56	87.74
Russell 1000® Index	17.33	7.57	94.12
Lipper Multi-Cap Core Funds Average	11.91	1.32	94.51

Average Annual Total Returns (With Sales Charges) as of 9/30/12
	One Year	Five Years	Ten Years
Class A	16.30%	–0.89%	7.95%
Class B	17.20	–0.65	7.76
Class C	21.27	–0.46	7.77
Class Z	23.36	0.53	8.85
Russell 3000 Index	30.20	1.30	8.49
S&P 500 Index	30.17	1.05	8.01
Russell 1000 Index	30.06	1.22	8.35
Lipper Multi-Cap Core Funds Average	25.79	–0.07	8.03

Average Annual Total Returns (With Sales Charges) as of 8/31/12
	One Year	Five Years	Ten Years
Class A	0.73%	–0.49%	6.42%
Class B	0.86	–0.25	6.25
Class C	4.86	–0.08	6.25
Class Z	6.94	0.94	7.32

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Average Annual Total Returns (Without Sales Charges) as of 8/31/12
	One Year	Five Years	Ten Years
Class A	6.59%	0.64%	7.03%
Class B	5.86	–0.08	6.25
Class C	5.86	–0.08	6.25
Class Z	6.94	0.94	7.32

Growth of a $10,000 Investment

The graph compares a $10,000 investment in the Fund’s Class A shares with a similar investment in the Russell 3000 Index by portraying the initial account values at the beginning of the 10-year period for Class A shares (August 31, 2002) and the account values at the end of the current fiscal year (August 31, 2012) as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. The line graph provides information for Class A shares only. As indicated in the tables provided earlier, performance for Class B, C, and Z shares will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without waiver of fees and/or expense reimbursement, if any, the returns would have been lower.

Total returns and the ending account values in the graphs include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

Prudential Jennison Blend Fund, Inc.	3

Your Fund’s Performance (continued)

Source: Prudential Investments LLC and Lipper Inc.

The average annual total returns take into account applicable sales charges. Class A shares are subject to a maximum front-end sales charge of 5.50% and a 12b-1 fee of 0.30% annually. All investors who purchase Class A shares in an amount of $1 million or more and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (CDSC) of 1%. The CDSC is waived for purchases by certain retirement and/or benefit plans. Under certain circumstances, an exchange may be made from specified share classes of the Fund to one or more other share classes of the Fund. Class B shares are subject to a declining CDSC of 5%, 4%, 3%, 2%, 1%, and 1%, respectively, for the first six years after purchase and a 12b-1 fee of 1% annually. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Class C shares purchased are not subject to a front-end sales charge, but are subject to a CDSC of 1% for shares sold within 12 months from the date of purchase and an annual 12b-1 fee of 1%. Class Z shares are not subject to a sales charge or 12b-1 fees. The returns in the tables and graph reflect the share class expense structure in effect at the close of the fiscal period.

Benchmark Definitions

Russell 3000 Index

The Russell 3000 Index is an unmanaged index which measures the performance of the 3,000 largest U.S. companies representing approximately 98% of the investable U.S. equity market.

S&P 500 Index

The Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index) is an unmanaged index of 500 stocks of large U.S. public companies. It gives a broad look at how stock prices in the United States have performed.

Russell 1000 Index

The Russell 1000 Index is an unmanaged index that consists of the 1,000 largest securities in the Russell 3000 Index.

Lipper Multi-Cap Core Funds Average

The Lipper Multi-Cap Core Funds Average (Lipper Average) represents returns based on an average return of all funds in the Lipper Multi-Cap Core Funds category. Funds in the Lipper Average invest in a variety of market-capitalization ranges without concentrating 75% of their equity assets in any one market-capitalization range over an extended period of time.

Investors cannot invest directly in an index or average. The returns for the Indexes would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes. Returns for the Lipper Average reflect the deduction of operating expenses, but not sales charges or taxes.

Five Largest Holdings expressed as a percentage of net assets as of 8/31/12
Apple, Inc., Computers & Peripherals	3.2%
National Oilwell Varco, Inc., Energy Equipment & Services	1.8
MasterCard, Inc., IT Services	1.3
Goldman Sachs Group, Inc. (The), Capital Markets	1.3
Amazon.com, Inc., Internet & Catalog Retail	1.2

Holdings are subject to change.

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Five Largest Industries expressed as a percentage of net assets as of 8/31/12
Healthcare Providers & Services	4.9%
Pharmaceuticals	4.7
Textiles, Apparel & Luxury Goods	4.6
Food Products	4.2
Energy Equipment & Services	4.1

Industry weightings are subject to change.

Prudential Jennison Blend Fund, Inc.	5

Strategy and Performance Overview

How did the Fund perform?

The Prudential Jennison Blend Fund’s Class A shares gained 6.59% for the 12-month reporting period that ended August 31, 2012, significantly underperforming the 17.03% return of the Russell 3000 Index (the Index), and the 11.91% return of the Lipper Multi-Cap Core Funds Average.

All sectors in the Index ended the reporting period in positive territory, with telecommunications services, information technology, consumer discretionary, and health care all posting absolute gains in excess of 20%. Materials and energy had more modest returns.

Results for holdings in the Fund were not as favorable, as telecommunications services, materials, and energy declined. Along with consumer discretionary, information technology, and industrials, those sectors also detracted significantly from performance relative to the Index. In fact, security selection was weak relative to the Index in all sectors during the fiscal year.

What was the market environment?

The U.S. equity market was volatile in the 12-month period, largely the result of European sovereign debt issues and uncertainty about global growth prospects. Stock prices ebbed and flowed as sentiment vacillated between optimism and pessimism, often based on short-term data.

U.S. economic growth proceeded at a subpar pace, and unemployment remained high as the job market expanded at a meager pace. Personal income and spending increased at generally lackluster rates, and business and housing indicators were inconsistent. With the implementation of austerity measures, many European economies contracted. Growth in China, a key engine of global economic expansion, slowed. Volatile raw materials, commodities, food, and energy prices reflected swings in investor outlooks.

Which holdings made the largest positive contribution to the Fund’s return?

•

Apple enjoyed strong sales of its iPhones, iPads, and Mac computers during the period and announced that it would pay a quarterly stock dividend. Its board also authorized a large share buyback. More recently, shares rose after a jury in California found that Samsung Electronics infringed design and software patents for mobile devices and awarded Apple more than $1.05 billion in damages. Apple’s valuation is still very attractive given its growth prospects and Jennison sees significant catalysts for the company on the horizon.

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•

Comcast climbed steadily during the period, as net income increased amid rising high-speed Internet subscriptions and fewer customer cancellations. Additionally, news that it would offer a video streaming service to compete with offerings such as Netflix helped its share price. Jennison continues to like Comcast for its stable growth cable business, as well as recent marketing agreements with Verizon.

•

SBA Communications, an owner and operator of wireless communication towers in the U.S., Canada, and Latin America, announced second quarter earnings and revenues that exceeded expectations. Strong rental revenues and recent acquisitions drove results. Earlier in the year, SBA announced it would acquire more than 3,000 additional towers in the U.S. and Puerto Rico from TowerCo. That would bring SBA’s total tower count to more than 15,000. SBA has also completed the acquisition of some 2,300 towers. SBA continues to benefit from consumers’ increasing minutes of use, carriers investing in their networks, and expansion of new 4G services.

Which holdings detracted most from the Fund’s return?

•

NII Holdings shares progressively declined due to continued delays in their 3G rollout and a loss in profitability due to an increase in costs. Management stated that it spent more to promote a new brand and hang on to its customers amid increasing competition. A strengthening U.S. dollar against Latin American currencies was also a headwind to earnings because translating foreign revenue back into a stronger dollar diminishes results. Jennison believes that 2012 is a transition year and that with a 3G network, NII’s long-term growth prospects remain compelling. The company’s very capable management and cash-heavy balance sheet leaves NII in a strong financial position, and it should use its strength in marketing to resume its position as a market leader in Brazil and Mexico, in Jennison’s view.

•

Like many other precious metals producers, Kinross was adversely affected by the volatility of gold bullion prices, the sustained high cost of diesel and other production elements, and ongoing political tensions in Africa and elsewhere. Kinross has diversified its production base in recent years to include not only properties in the U.S. and Canada, but also Russia, Brazil, Chile, Mexico, Ecuador, Ghana, Mauritania, and Mozambique. The company has continued to raise the capital requirements for one of its mines, which has weighed on the stock as resources have not shown a comparable increase relative to expectations.

Prudential Jennison Blend Fund, Inc.	7

Strategy and Performance Overview (continued)

•

Baidu is the No. 1 Internet search engine in China. Shares fell during the period, as the company reduced guidance for the coming quarters and a new competitor emerged. Jennison continues to believe that the Chinese search market is still in its early growth stage and likes Baidu’s improving execution and exploration of long-term monetization opportunities.

Were there significant changes to the portfolio?

Over the 12-month period, Jennison reduced exposure to the consumer staples and energy sectors and increased the weight of financials and health care holdings. Significant new positions were established in TJX Companies, American Tower, Michael Kors, and Transdigm. Positions in other securities, such as Schlumberger, Oracle, Costco, and National Grid were eliminated.

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Comments on Largest Holdings

3.2%	Apple, Inc., Computers and Peripherals

Please see Strategy and Performance Overview for Apple.

1.8%	National Oilwell Varco, Inc., Energy Equipment & Services

National Oilwell Varco makes, distributes, and services oil and gas drilling equipment for land and offshore drilling rigs around the world. Jennison believes the company is well-positioned for sustained growth as drillers refurbish older offshore and land rigs to meet more stringent drilling requirements.

1.3%	MasterCard, Inc., IT Services

MasterCard operates one of the largest payment systems in the United States. Jennison’s investment decision on MasterCard is based on projected growth in its gross dollar volume (the total value of its cardholders’ transactions) as consumers continue to shift from paper money to electronic credit/debit transactions.

1.3%	Goldman Sachs Group, Inc. (The), Capital Markets

Jennison views Goldman Sachs as best in class and believes its strong capital base and leading global positions in investment banking, capital markets, trading, private equity, and asset management provide attractive exposure to long-term global economic expansion.

1.2%	Amazon.com, Inc., Internet & Catalog Retail

Jennison believes that Amazon’s accelerated business investment is positioning the company for robust longer-term growth not only in the core retail business but through the proliferation of digital commerce via the mobile market. Jennison continues to view Amazon as a prime beneficiary of the ongoing shift toward e-commerce.

Prudential Jennison Blend Fund, Inc.	9

Fees and Expenses (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on March 1, 2012, at the beginning of the period, and held through the six-month period ended August 31, 2012. The example is for illustrative purposes only; you should consult the Prospectus for information on initial and subsequent minimum investment requirements.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to individual retirement accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of Prudential Investments funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before

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expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Prudential Jennison Blend Fund, Inc.		Beginning Account Value March 1, 2012	Ending Account Value August 31, 2012	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*

Class A	Actual	$1,000.00	$967.30	0.99%	$4.90
	Hypothetical	$1,000.00	$1,020.16	0.99%	$5.03

Class B	Actual	$1,000.00	$963.90	1.69%	$8.34
	Hypothetical	$1,000.00	$1,016.64	1.69%	$8.57

Class C	Actual	$1,000.00	$963.90	1.69%	$8.34
	Hypothetical	$1,000.00	$1,016.64	1.69%	$8.57

Class Z	Actual	$1,000.00	$968.90	0.69%	$3.41
	Hypothetical	$1,000.00	$1,021.67	0.69%	$3.51

* Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 184 days in the six-month period ended August 31, 2012, and divided by the 366 days in the Fund’s fiscal year ended August 31, 2012 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Fund may invest.

Prudential Jennison Blend Fund, Inc.	11

Portfolio of Investments

as of August 31, 2012

Shares	Description	Value (Note 1)

LONG-TERM INVESTMENTS 98.6%
COMMON STOCKS

Aerospace & Defense 2.9%
94,050	Boeing Co. (The)	$6,715,170
39,965	Moog, Inc. (Class A Stock)*	1,463,918
54,928	Precision Castparts Corp.	8,847,802
44,624	Teledyne Technologies, Inc.*	2,878,694
54,680	TransDigm Group, Inc.*	7,579,742
14,474	Triumph Group, Inc.	860,190

		28,345,516

Airlines 0.6%
728,854	Delta Air Lines, Inc.*	6,304,587

Auto Components 0.7%
166,366	Lear Corp.	6,459,992

Automobiles 0.2%
76,245	Tesla Motors, Inc.*(a)	2,174,507

Biotechnology 1.8%
63,556	Alexion Pharmaceuticals, Inc.*(a)	6,813,839
184,887	Amarin Corp. PLC (Ireland), ADR*(a)	2,531,103
35,124	Biogen Idec, Inc.*	5,148,827
19,815	BioMarin Pharmaceutical, Inc.*	739,892
41,448	Cepheid, Inc.*(a)	1,564,248
12,512	United Therapeutics Corp.*(a)	677,149

		17,475,058

Building Products 0.1%
10,076	A.O. Smith Corp.	551,258

Capital Markets 2.6%
118,906	Eaton Vance Corp.(a)	3,221,163
118,351	Goldman Sachs Group, Inc. (The)	12,512,068
475,480	Morgan Stanley	7,132,200
9,524	Raymond James Financial, Inc.	335,245
76,360	Waddell & Reed Financial, Inc. (Class A Stock)	2,260,256

		25,460,932

Chemicals 2.5%
58,125	Albemarle Corp.	3,181,181
10,251	International Flavors & Fragrances, Inc.	620,391

See Notes to Financial Statements.

Prudential Jennison Blend Fund, Inc.	13

Portfolio of Investments

as of August 31, 2012 continued

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Chemicals (cont’d.)
65,131	Intrepid Potash, Inc.*	$1,460,888
98,265	Monsanto Co.	8,559,864
150,407	Mosaic Co. (The)	8,710,069
269,892	Spartech Corp.*	1,365,654

		23,898,047

Commercial Banks 2.9%
34,530	Bank of the Ozarks, Inc.	1,108,413
63,958	BOK Financial Corp.	3,682,062
31,590	East West Bancorp, Inc.	693,085
84,141	First Republic Bank	2,750,569
122,588	FirstMerit Corp.	1,923,406
107,024	PNC Financial Services Group, Inc.	6,652,612
37,964	Prosperity Bancshares, Inc.	1,598,285
41,562	Valley National Bancorp(a)	403,151
48,044	Webster Financial Corp.	1,022,376
252,808	Wells Fargo & Co.	8,603,056

		28,437,015

Commercial Services & Supplies 0.5%
8,204	Cintas Corp.(a)	331,606
38,310	Clean Harbors, Inc.*	2,083,681
25,303	Copart, Inc.*	675,843
25,183	Healthcare Services Group, Inc.	533,124
46,949	Mobile Mini, Inc.*	802,828

		4,427,082

Communications Equipment 2.1%
123,479	ADTRAN, Inc.(a)	2,505,389
94,650	Finisar Corp.*(a)	1,300,491
131,786	Infinera Corp.*(a)	748,545
584,820	JDS Uniphase Corp.*	6,544,136
72,486	NETGEAR, Inc.*	2,650,813
105,992	QUALCOMM, Inc.	6,514,268

		20,263,642

Computers & Peripherals 4.0%
46,089	Apple, Inc.	30,660,246
283,540	EMC Corp.*	7,454,267
41,626	QLogic Corp.*	506,588

		38,621,101

See Notes to Financial Statements.

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Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Construction & Engineering 0.5%
55,719	Chicago Bridge & Iron Co. NV	$2,051,574
335,692	Great Lakes Dredge & Dock Corp.	2,453,908

		4,505,482

Construction Materials
8,456	Eagle Materials, Inc.	360,648

Consumer Finance 0.6%
81,854	American Express Co.	4,772,088
133,106	Green Dot Corp. (Class A Stock)*(a)	1,524,064

		6,296,152

Distributors 0.1%
20,522	Pool Corp.	808,362

Diversified Consumer Services 0.1%
23,514	Apollo Group, Inc. (Class A Stock)*	631,351
13,598	Capella Education Co.*	422,490

		1,053,841

Diversified Financial Services 1.3%
203,161	Citigroup, Inc.	6,035,913
174,184	JPMorgan Chase & Co.	6,469,194

		12,505,107

Diversified Telecommunication Services 1.1%
22,418	Cogent Communications Group, Inc.	439,393
37,226	Lumos Networks Corp.	323,122
202,943	tw telecom, Inc.*	5,104,016
260,723	Vivendi SA (France)	5,112,537

		10,979,068

Electric Utilities 0.8%
172,782	Exelon Corp.	6,301,360
19,680	ITC Holdings Corp.	1,416,566

		7,717,926

Electrical Equipment 0.2%
47,556	Polypore International, Inc.*(a)	1,541,766

See Notes to Financial Statements.

Prudential Jennison Blend Fund, Inc.	15

Portfolio of Investments

as of August 31, 2012 continued

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Electronic Equipment & Instruments 1.3%
10,784	Anixter International, Inc.	$648,442
30,303	Avnet, Inc.*	976,059
1,372,093	Flextronics International Ltd.*	9,234,186
80,560	FLIR Systems, Inc.	1,595,088

		12,453,775

Energy Equipment & Services 4.1%
26,087	Core Laboratories NV	3,187,570
45,593	Dresser-Rand Group, Inc.*	2,307,918
37,379	Dril-Quip, Inc.*	2,618,025
121,128	Ensco PLC (Class A Stock)(a)	6,949,113
184,922	Halliburton Co.	6,058,045
163,333	Key Energy Services, Inc.*	1,291,964
223,272	National Oilwell Varco, Inc.	17,593,834

		40,006,469

Food & Staples Retailing 1.8%
16,391	Casey’s General Stores, Inc.	926,911
139,789	CVS Caremark Corp.	6,367,389
30,837	Harris Teeter Supermarkets, Inc.	1,204,801
80,781	Roundy’s, Inc.(a)	605,050
62,177	United Natural Foods, Inc.*	3,573,934
63,415	Wal-Mart Stores, Inc.	4,603,929

		17,282,014

Food Products 4.2%
147,487	Adecoagro SA*	1,494,043
133,581	Bunge Ltd.(a)	8,502,431
113,491	Darling International, Inc.*	1,886,220
52,143	Dean Foods Co.*	856,188
20,328	Flowers Foods, Inc.	419,773
157,542	Kraft Foods, Inc. (Class A Stock)	6,542,719
70,841	Mead Johnson Nutrition Co.(a)	5,194,771
19,142	Post Holdings, Inc.*	571,389
332,359	Smithfield Foods, Inc.*(a)	6,421,176
25,133	Snyders-Lance, Inc.	587,861
231,387	SunOpta, Inc.*	1,388,322
412,338	Tyson Foods, Inc. (Class A Stock)	6,457,213

		40,322,106

See Notes to Financial Statements.

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Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Healthcare Equipment & Supplies 0.5%
38,505	Hill-Rom Holdings, Inc.	$1,067,744
157,369	Insulet Corp.*(a)	3,300,028
28,526	Wright Medical Group, Inc.*(a)	590,488

		4,958,260

Healthcare Providers & Services 4.9%
54,033	Acadia Healthcare Co., Inc.*	1,036,353
53,103	Air Methods Corp.*(a)	6,188,624
21,218	AMERIGROUP Corp.*(a)	1,929,141
141,438	Bio-Reference Labs, Inc.*(a)	3,694,361
59,920	Centene Corp.*	2,433,351
32,446	Coventry Health Care, Inc.	1,350,727
79,764	Express Scripts Holding Co.*	4,994,822
178,001	HCA Holdings, Inc.	5,081,929
19,866	Health Net, Inc.*	461,884
32,752	LifePoint Hospitals, Inc.*	1,323,836
43,799	MWI Veterinary Supply, Inc.*	4,415,815
15,025	Patterson Cos., Inc.	510,399
46,189	Team Health Holdings, Inc.*	1,318,696
126,905	UnitedHealth Group, Inc.	6,890,941
114,361	Universal Health Services, Inc. (Class B Stock)	4,568,722
29,034	Vanguard Health Systems, Inc.*	283,081
20,066	VCA Antech, Inc.*	388,076
7,900	WellCare Health Plans, Inc.*	447,851

		47,318,609

Hotels, Restaurants & Leisure 2.9%
105,424	Bravo Brio Restaurant Group, Inc.*	1,704,706
64,134	Carnival Corp.	2,224,167
120,535	Cheesecake Factory, Inc. (The)	4,002,967
15,755	Chipotle Mexican Grill, Inc.*	4,547,523
9,740	Jack in the Box, Inc.*	254,117
10,389	Penn National Gaming, Inc.*(a)	408,184
88,658	Starbucks Corp.	4,398,323
72,086	Texas Roadhouse, Inc.	1,237,717
50,658	Vail Resorts, Inc.(a)	2,611,420
100,485	Yum! Brands, Inc.	6,402,904

		27,792,028

See Notes to Financial Statements.

Prudential Jennison Blend Fund, Inc.	17

Portfolio of Investments

as of August 31, 2012 continued

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Household Durables 0.4%
118,661	D.R. Horton, Inc.(a)	$2,253,372
52,129	Lennar Corp. (Class A Stock)(a)	1,690,544

		3,943,916

Independent Power Producers & Energy Traders 0.9%
481,019	Calpine Corp.*	8,441,883

Industrial Conglomerates
8,390	Carlisle Cos., Inc.	439,133

Insurance 2.5%
55,982	HCC Insurance Holdings, Inc.	1,851,884
201,536	MetLife, Inc.	6,878,424
131,676	Protective Life Corp.	3,719,847
4,688	RLI Corp.	297,032
26,189	StanCorp Financial Group, Inc.	817,621
168,187	Symetra Financial Corp.	2,055,245
11,984	White Mountains Insurance Group Ltd.	6,235,754
55,312	WR Berkley Corp.	2,067,563

		23,923,370

Internet & Catalog Retail 2.0%
48,391	Amazon.com, Inc.*	12,012,098
9,847	priceline.com, Inc.*	5,953,201
204,802	Vitacost.com, Inc.*(a)	1,290,252

		19,255,551

Internet Software & Services 2.8%
76,111	Baidu, Inc. (China), ADR*	8,481,810
4,905	CoStar Group, Inc.*(a)	398,531
13,905	ExactTarget, Inc.*(a)	294,369
14,557	Google, Inc. (Class A Stock)*	9,972,855
62,427	LinkedIn Corp. (Class A Stock)*(a)	6,698,417
58,369	ValueClick, Inc.*	949,080

		26,795,062

IT Services 3.2%
4,158	Alliance Data Systems Corp.*(a)	572,349
81,268	Convergys Corp.	1,260,467
43,541	Gartner, Inc.*	2,150,490

See Notes to Financial Statements.

18	Visit our website at www.prudentialfunds.com

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

IT Services (cont’d.)
23,738	Global Payments, Inc.	$988,688
41,332	International Business Machines Corp.	8,053,540
51,457	InterXion Holding NV*	982,314
29,594	MasterCard, Inc. (Class A Stock)	12,515,302
122,530	ServiceSource International, Inc.*(a)	1,134,628
54,770	Wright Express Corp.*	3,606,057

		31,263,835

Life Sciences Tools & Services 0.4%
94,257	Agilent Technologies, Inc.	3,502,590
44,617	Bruker Corp.*	540,312

		4,042,902

Machinery 3.2%
89,327	AGCO Corp.*	3,759,773
53,653	CIRCOR International, Inc.	1,708,848
5,359	CLARCOR, Inc.	257,982
69,802	Colfax Corp.*	2,295,788
5,601	Graco, Inc.	276,689
82,962	IDEX Corp.	3,306,865
138,419	Ingersoll-Rand PLC	6,472,473
38,130	Kaydon Corp.	848,011
7,996	Nordson Corp.	470,245
17,386	Oshkosh Corp.*(a)	440,561
94,955	RBC Bearings, Inc.*	4,366,981
8,323	WABCO Holdings, Inc.*	488,727
69,234	Watts Water Technologies, Inc. (Class A Stock)	2,537,426
106,996	Woodward, Inc.	3,737,370

		30,967,739

Marine 0.1%
26,570	Kirby Corp.*	1,398,911

Media 3.4%
95,715	Cinemark Holdings, Inc.	2,241,645
345,180	Comcast Corp. (Class A Stock)	11,573,885
166,613	Liberty Global, Inc. (Series C Stock)*	8,695,532
39,777	National CineMedia, Inc.	576,767
65,752	Viacom, Inc. (Class B Stock)	3,288,258
135,899	Walt Disney Co. (The)(a)	6,722,924

		33,099,011

See Notes to Financial Statements.

Prudential Jennison Blend Fund, Inc.	19

Portfolio of Investments

as of August 31, 2012 continued

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Metals & Mining 2.8%
223,215	Freeport-McMoRan Copper & Gold, Inc.	$8,060,294
141,454	Goldcorp, Inc.(a)	5,815,174
206,598	Hecla Mining Co.	1,117,695
732,586	Kinross Gold Corp.	6,520,015
407,968	McEwen Mining, Inc.*(a)	1,615,553
86,704	Reliance Steel & Aluminum Co.	4,459,187

		27,587,918

Multiline Retail 0.1%
36,802	Big Lots, Inc.*(a)	1,120,253

Oil, Gas & Consumable Fuels 4.0%
110,193	Anadarko Petroleum Corp.	7,633,069
43,120	Berry Petroleum Co. (Class A Stock)	1,588,541
63,162	Carrizo Oil & Gas, Inc.*	1,594,209
179,654	Kodiak Oil & Gas Corp.*(a)	1,606,107
75,357	Noble Energy, Inc.	6,623,880
79,426	Occidental Petroleum Corp.	6,752,004
90,202	Rosetta Resources, Inc.*	3,873,274
235,901	Suncor Energy, Inc. (Canada)	7,373,177
48,259	Whiting Petroleum Corp.*	2,148,491

		39,192,752

Paper & Forest Products 0.1%
12,669	Domtar Corp.	917,742

Personal Products 0.8%
136,452	Estee Lauder Cos., Inc. (The) (Class A Stock)	8,180,297

Pharmaceuticals 4.7%
87,731	Allergan, Inc.	7,556,271
21,516	MAP Pharmaceuticals, Inc.*	289,175
62,932	Novo Nordisk A/S (Denmark), ADR	9,887,247
321,062	Pfizer, Inc.	7,660,539
50,432	Salix Pharmaceuticals Ltd.*(a)	2,216,991
140,102	Sanofi (France), ADR	5,737,177
68,112	Shire PLC (Ireland), ADR	6,166,860
153,892	Teva Pharmaceutical Industries Ltd. (Israel), ADR	6,091,045

		45,605,305

See Notes to Financial Statements.

20	Visit our website at www.prudentialfunds.com

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Professional Services 0.8%
30,912	Corporate Executive Board Co. (The)	$1,439,263
5,560	Equifax, Inc.	254,537
128,001	FTI Consulting, Inc.*	3,329,306
76,854	Korn/Ferry International*	1,099,012
87,533	Resources Connection, Inc.	978,619
26,706	RPX Corp.*	313,528

		7,414,265

Real Estate Investment Trusts 3.2%
110,440	American Tower Corp.	7,774,976
295,878	Capstead Mortgage Corp.	4,242,891
716,453	Chimera Investment Corp.	1,819,791
283,361	CreXus Investment Corp.	2,912,951
190,939	DCT Industrial Trust, Inc.	1,206,734
253,813	Hersha Hospitality Trust	1,263,989
40,775	Kilroy Realty Corp.	1,924,988
616,948	MFA Financial, Inc.	5,052,804
143,437	Starwood Property Trust, Inc.	3,377,941
171,387	Summit Hotel Properties, Inc.	1,460,217

		31,037,282

Road & Rail 0.8%
87,543	Heartland Express, Inc.	1,139,810
10,914	Landstar System, Inc.	515,905
52,152	Union Pacific Corp.	6,333,339

		7,989,054

Semiconductors & Semiconductor Equipment 2.7%
144,477	Applied Micro Circuits Corp.*	738,277
73,283	Atmel Corp.*	434,568
83,599	ATMI, Inc.*	1,580,857
138,305	Avago Technologies Ltd.	5,057,814
28,460	Cabot Microelectronics Corp.	946,864
137,926	Cavium, Inc.*(a)	4,455,010
156,383	FormFactor, Inc.*	795,989
19,118	Hittite Microwave Corp.*	1,001,210
49,971	Intermolecular, Inc.*	369,785
43,796	Intersil Corp. (Class A Stock)	386,719
248,312	Lattice Semiconductor Corp.*	965,934
170,279	Maxim Integrated Products, Inc.	4,621,372

See Notes to Financial Statements.

Prudential Jennison Blend Fund, Inc.	21

Portfolio of Investments

as of August 31, 2012 continued

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Semiconductors & Semiconductor Equipment (cont’d.)
193,501	NVIDIA Corp.*	$2,714,819
68,159	Power Integrations, Inc.	2,361,028

		26,430,246

Software 3.6%
19,497	Aspen Technology, Inc.*	475,337
246,765	CA, Inc.	6,423,293
66,653	CommVault Systems, Inc.*	3,360,644
4,901	Concur Technologies, Inc.*	354,832
14,889	Imperva, Inc.*(a)	450,988
20,337	Informatica Corp.*	662,986
13,641	NetSuite, Inc.*	775,900
62,874	QLIK Technologies, Inc.*	1,329,785
97,783	Red Hat, Inc.*	5,479,759
50,187	Salesforce.com, Inc.*(a)	7,286,149
17,478	SS&C Technologies Holdings, Inc.*	387,662
3,697	Ultimate Software Group, Inc.*	366,706
85,430	VMware, Inc. (Class A Stock)*	7,606,687

		34,960,728

Specialty Retail 3.0%
167,331	American Eagle Outfitters, Inc.	3,721,441
72,454	Asbury Automotive Group, Inc.*	2,006,251
15,661	DSW, Inc. (Class A Stock)	1,010,448
258,764	Express, Inc.*	4,039,306
71,356	Mattress Firm Holding Corp.*(a)	2,296,950
37,181	Penske Automotive Group, Inc.	990,502
185,146	Pier 1 Imports, Inc.	3,421,498
347,017	Staples, Inc.(a)	3,789,426
178,214	TJX Cos., Inc.	8,160,419

		29,436,241

Textiles, Apparel & Luxury Goods 4.6%
114,895	Coach, Inc.	6,678,846
91,672	Lululemon Athletica, Inc.*(a)	5,976,098
142,865	Michael Kors Holdings Ltd.*	7,707,567
84,934	NIKE, Inc. (Class B Stock)	8,269,174
428,018	Prada SpA (Italy)	3,310,011
52,155	PVH Corp.	4,897,355
43,114	Ralph Lauren Corp.	6,840,036

See Notes to Financial Statements.

22	Visit our website at www.prudentialfunds.com

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Textiles, Apparel & Luxury Goods (cont’d.)
21,505	Warnaco Group, Inc. (The)*	$1,105,787

		44,784,874

Thrifts & Mortgage Finance 0.2%
19,297	OceanFirst Financial Corp.	272,088
43,573	Provident Financial Services, Inc.	672,767
30,556	WSFS Financial Corp.	1,239,657

		2,184,512

Trading Companies & Distributors 0.4%
14,507	Beacon Roofing Supply, Inc.*	408,227
11,168	MSC Industrial Direct Co., Inc. (Class A Stock)	773,943
14,603	Watsco, Inc.	1,101,942
23,662	WESCO International, Inc.*(a)	1,367,190

		3,651,302

Water Utilities 0.4%
32,341	American States Water Co.	1,409,421
104,347	Aqua America, Inc.	2,608,675

		4,018,096

Wireless Telecommunication Services 2.2%
908,990	MetroPCS Communications, Inc.*	8,844,473
844,528	NII Holdings, Inc.*(a)	5,269,855
37,256	NTELOS Holdings Corp.	639,685
110,526	SBA Communications Corp. (Class A Stock)*	6,607,244

		21,361,257

	TOTAL LONG-TERM INVESTMENTS (cost $765,603,902)	957,763,787

SHORT-TERM INVESTMENT 11.2%

Affiliated Money Market Mutual Fund
108,326,299	Prudential Investment Portfolios 2 - Prudential Core Taxable Money Market Fund (cost $108,326,299; includes $93,626,356 of cash collateral received for securities on loan)(b)(c)	$108,326,299

	TOTAL INVESTMENTS 109.8% (cost $873,930,201; Note 5)	1,066,090,086
	Liabilities in excess of other assets (9.8%)	(95,176,630)

	NET ASSETS 100.0%	$970,913,456

See Notes to Financial Statements.

Prudential Jennison Blend Fund, Inc.	23

Portfolio of Investments

as of August 31, 2012 continued

The following abbreviation is used in the portfolio descriptions:

ADR—American Depositary Receipt

*	Non-income producing security.
(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $92,301,133; cash collateral of $93,626,356 (included in liabilities) was received with which the Fund purchased highly liquid short-term investments. Cash collateral is less than 102% of the market value of securities loaned due to significant market increases on the last business day of the reporting period. Collateral was subsequently received on the following business day and the Fund remained in compliance.
(b)	Prudential Investments LLC, the manager of the Fund, also serves as manager of the Prudential Investment Portfolios 2 - Prudential Core Taxable Money Market Fund.
(c)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—quoted prices generally in active markets for identical securities.

Level 2—other significant observable inputs including, but not limited to, quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates, and amortized cost.

Level 3—significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of August 31, 2012 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks	$954,453,776	$3,310,011	$—
Affiliated Money Market Mutual Fund	108,326,299	—	—

Total	$1,062,780,075	$3,310,011	$—

See Notes to Financial Statements.

24	Visit our website at www.prudentialfunds.com

The industry classification of portfolio holdings and liabilities in excess of other assets shown as a percentage of net assets as of August 31, 2012 were as follows:

Affiliated Money Market Mutual Fund (including 9.6% of collateral received for securities on loan)	11.2%
Healthcare Providers & Services	4.9
Pharmaceuticals	4.7
Textiles, Apparel & Luxury Goods	4.6
Food Products	4.2
Energy Equipment & Services	4.1
Computers & Peripherals	4.0
Oil, Gas & Consumable Fuels	4.0
Software	3.6
Media	3.4
IT Services	3.2
Machinery	3.2
Real Estate Investment Trusts	3.2
Specialty Retail	3.0
Aerospace & Defense	2.9
Commercial Banks	2.9
Hotels, Restaurants & Leisure	2.9
Internet Software & Services	2.8
Metals & Mining	2.8
Semiconductors & Semiconductor Equipment	2.7
Capital Markets	2.6
Chemicals	2.5
Insurance	2.5
Wireless Telecommunication Services	2.2
Communications Equipment	2.1
Internet & Catalog Retail	2.0
Biotechnology	1.8
Food & Staples Retailing	1.8
Diversified Financial Services	1.3
Electronic Equipment & Instruments	1.3%
Diversified Telecommunication Services	1.1
Independent Power Producers & Energy Traders	0.9
Electric Utilities	0.8
Personal Products	0.8
Professional Services	0.8
Road & Rail	0.8
Auto Components	0.7
Airlines	0.6
Consumer Finance	0.6
Commercial Services & Supplies	0.5
Construction & Engineering	0.5
Healthcare Equipment & Supplies	0.5
Household Durables	0.4
Life Sciences Tools & Services	0.4
Trading Companies & Distributors	0.4
Water Utilities	0.4
Automobiles	0.2
Electrical Equipment	0.2
Thrifts & Mortgage Finance	0.2
Building Products	0.1
Distributors	0.1
Diversified Consumer Services	0.1
Marine	0.1
Multiline Retail	0.1
Paper & Forest Products	0.1

109.8
Liabilities in excess of other assets	(9.8)

100.0%

See Notes to Financial Statements.

Prudential Jennison Blend Fund, Inc.	25

Statement of Assets and Liabilities

as of August 31, 2012

Assets
Investments at value, including securities on loan of $92,301,133:
Unaffiliated Investments (cost $765,603,902)	$957,763,787
Affiliated Investments (cost $108,326,299)	108,326,299
Foreign currency, at value (cost $142,831)	142,784
Receivable for investments sold	1,392,784
Dividends receivable	931,449
Receivable for Fund shares sold	203,027
Tax reclaim receivable	36,279
Prepaid expenses	18,529

Total assets	1,068,814,938

Liabilities
Payable to broker for collateral for securities on loan	93,626,356
Payable for investments purchased	1,832,636
Payable for Fund shares reacquired	1,274,908
Management fee payable	400,431
Accrued expenses	342,674
Distribution fee payable	263,528
Affiliated transfer agent fee payable	160,949

Total liabilities	97,901,482

Net Assets	$970,913,456

Net assets were comprised of:
Common stock, at par	$548,326
Paid-in capital in excess of par	807,081,570

807,629,896
Undistributed net investment income	2,703,249
Accumulated net realized loss on investment and foreign currency transactions	(31,579,600)
Net unrealized appreciation on investments and foreign currencies	192,159,911

Net assets, August 31, 2012	$970,913,456

See Notes to Financial Statements.

26	Visit our website at www.prudentialfunds.com

Class A
Net asset value and redemption price per share ($886,653,824 ÷ 49,944,151 shares of common stock issued and outstanding)	$17.75
Maximum sales charge (5.50% of offering price)	1.03

Maximum offering price to public	$18.78

Class B
Net asset value, offering price and redemption price per share ($23,543,597 ÷ 1,400,248 shares of common stock issued and outstanding)	$16.81

Class C
Net asset value, offering price and redemption price per share ($22,758,066 ÷ 1,353,299 shares of common stock issued and outstanding)	$16.82

Class Z
Net asset value, offering price and redemption price per share ($37,957,969 ÷ 2,134,880 shares of common stock issued and outstanding)	$17.78

See Notes to Financial Statements.

Prudential Jennison Blend Fund, Inc.	27

Statement of Operations

Year Ended August 31, 2012

Net Investment Income
Income
Unaffiliated dividend income (net of foreign withholding taxes of $26,597)	$12,223,021
Affiliated income from securities loaned, net	883,259
Affiliated dividend income	26,912

Total income	13,133,192

Expenses
Management fee	4,889,887
Distribution fee—Class A	2,731,353
Distribution fee—Class B	259,598
Distribution fee—Class C	235,729
Transfer agent’s fees and expenses (including affiliated expense of $818,300) (Note 3)	1,704,000
Custodian’s fees and expenses	159,000
Reports to shareholders	101,000
Registration fees	65,000
Directors’ fees	34,000
Legal fees and expenses	32,000
Insurance	23,000
Audit fee	22,000
Miscellaneous	18,277

Total expenses	10,274,844

Net investment income	2,858,348

Realized And Unrealized Gain (Loss) On Investment And Foreign Currency Transactions
Net realized loss on:
Investment transactions	(137,799)
Foreign currency transactions	(16,541)

(154,340)

Net change in unrealized appreciation (depreciation) on:
Investments	61,504,395
Foreign currencies	26

61,504,421

Net gain on investment and foreign currency transactions	61,350,081

Net Increase In Net Assets Resulting From Operations	$64,208,429

See Notes to Financial Statements.

28	Visit our website at www.prudentialfunds.com

Statement of Changes in Net Assets

	Year Ended August 31,
	2012	2011
Increase (Decrease) In Net Assets
Operations
Net investment income	$2,858,348	$1,749,658
Net realized gain (loss) on investment and foreign currency transactions	(154,340)	149,756,652
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	61,504,421	43,835,445

Net increase in net assets resulting from operations	64,208,429	195,341,755

Dividends from net investment income (Note 1)
Class A	(1,416,254)	(2,093,547)
Class Z	(236,258)	(259,637)

	(1,652,512)	(2,353,184)

Fund share transactions (Net of share conversions) (Note 6)
Net proceeds from shares sold	23,958,169	30,375,767
Net asset value of shares issued in reinvestment of dividends	1,599,647	2,283,631
Cost of shares reacquired	(158,673,116)	(155,076,143)

Net decrease in net assets from Fund share transactions	(133,115,300)	(122,416,745)

Capital Contributions (Note 6)
Proceeds from regulatory settlement	—	41,302

Total increase (decrease)	(70,559,383)	70,613,128

Net Assets
Beginning of year	1,041,472,839	970,859,711

End of year(a)	$970,913,456	$1,041,472,839

(a) Includes undistributed net investment income of:	$2,703,249	$1,573,393

See Notes to Financial Statements.

Prudential Jennison Blend Fund, Inc.	29

Notes to Financial Statements

Prudential Jennison Blend Fund, Inc. (the “Fund”), is a diversified open-end management investment company, registered under the Investment Company Act of 1940, as amended, (“1940 Act”). The investment objective of the Fund is long-term capital growth.

Note 1. Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of the financial statements.

Securities Valuation: The Fund holds portfolio securities and other assets that are fair valued at the close of each day the New York Stock Exchange (“NYSE”) is open for trading. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Board of Directors has delegated fair valuation responsibilities to Prudential Investments LLC (“PI” or “Manager”) through the adoption of Valuation Procedures for valuation of the Fund’s securities. Under the current Valuation Procedures, a Valuation Committee is established and responsible for supervising the valuation of portfolio securities and other assets. The Valuation Procedures allow the Fund to utilize independent pricing vendor services, quotations from market makers and other valuation methods in events when market quotations are not readily available. A record of the Valuation Committee’s actions is subject to review, approval and ratification by the Board at its next regularly scheduled quarterly meeting.

Various inputs are used in determining the value of the Fund’s investments, which are summarized in the three broad level hierarchies based on any observable inputs used as described in the table following the Portfolio of Investments. The valuation methodologies and significant inputs used in determining the fair value of securities and other assets classified as Level 1, Level 2 and Level 3 of the hierarchy are as follows:

Common stocks, exchange-traded funds and financial derivative instruments (including futures contracts and certain options contracts on securities), that are traded on a national securities exchange are valued at the last sale price as of the close of trading on the applicable exchange. Securities traded via NASDAQ are valued at the NASDAQ official closing price. To the extent these securities are valued at the last sale price or NASDAQ official closing price, they are classified as Level 1 of the fair value hierarchy.

30	Visit our website at www.prudentialfunds.com

In the event there is no sale or official closing price on such day, these securities are valued at the mean between the last reported bid and asked prices, or at the last bid price in absence of an asked price. These securities are classified as Level 2 of the fair value hierarchy as these inputs are considered as significant other observable inputs to the valuation.

For common stocks traded on foreign securities exchanges, certain valuation adjustments will be applied when events occur after the close of the security’s foreign market and before the Fund’s normal pricing time. These securities are valued using pricing vendor services that provide adjustment factors based on information such as local closing price, relevant general and sector indices, currency fluctuations, depositary receipts, and futures, as applicable. Securities valued using such adjustment factors are classified as Level 2 of the fair value hierarchy.

Investments in open-end, non-exchange-traded mutual funds are valued at their net asset value as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 as these securities have the ability to be purchased or sold at their net asset value on the date of valuation.

Fixed income securities traded in the over-the-counter market, such as corporate bonds, municipal bonds, U.S. Government agencies, U.S. Treasury obligations, and sovereign issues are usually valued at prices provided by approved independent pricing vendors. The pricing vendors provide these prices usually after evaluating observable inputs including yield curves, credit rating, yield spreads, default rates, cash flows as well as broker/dealer quotations and reported trades. Securities valued using such vendor prices are classified as Level 2 of the fair value hierarchy.

Asset-backed and mortgage-related securities are usually valued by approved independent pricing vendors. The pricing vendors provide the prices using their internal pricing model with input from deal term, tranche level attributes, yield curve, prepayment speeds, and broker/dealer quotes. Securities valued using such vendor prices are classified as Level 2 of the fair value hierarchy.

Short-term debt securities of sufficient credit quality which mature in 60 days or less are valued at amortized cost which approximates fair value. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost. These securities are categorized as Level 2 of the fair value hierarchy.

Prudential Jennison Blend Fund, Inc.	31

Notes to Financial Statements

continued

Over-the-counter financial derivative instruments, such as option contracts, foreign currency contracts and swaps agreements, are usually valued using pricing vendor services, which derive the valuation based on underlying asset prices, indices, spreads, interest rates, exchange rates and other inputs. These instruments are categorized as Level 2 of the fair value hierarchy.

Securities and other assets that cannot be priced using the methods described above are valued with pricing methodologies approved by the Valuation Committee. In the event there are unobservable inputs used when determining such valuations, the securities will be classified as Level 3 of the fair value hierarchy.

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the investment adviser regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other mutual funds to calculate their net asset values.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities at the current rates of exchange;

(ii) purchases and sales of investment securities, income and expenses at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities held at the end of the period. Similarly, the Fund does not isolate the effect

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of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the period. Accordingly, these realized foreign currency gains or losses are included in the reported net realized gains or losses on investment transactions.

Net realized gains or losses on foreign currency transactions represent net foreign exchange gains or losses from holdings of foreign currencies, currency gains or losses realized between the trade and settlement dates on security transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains or losses from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates are reflected as a component of net unrealized appreciation (depreciation) on foreign currencies. Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political and economic instability, or the level of governmental supervision and regulation of foreign securities markets.

REITs: The Fund invests in real estate investment trusts (“REITs”), which report information on the source of their distributions annually. Based on current and historical information, a portion of distributions received from REITs during the period is estimated to be dividend income, capital gain or return of capital and recorded accordingly. These estimates are adjusted periodically when the actual sources of distributions is disclosed by the REITs.

Securities Lending: The Fund may lend its portfolio securities to banks and broker-dealers. The loans are secured by collateral at least equal to the market value of the securities loaned. Collateral pledged by each borrower is marked to market daily, based on the previous day’s market value, such that the value of the collateral exceeds the value of the loaned securities. Loans are subject to termination at the option of the borrower or the Fund. Upon termination of the loan, the borrower will return to the Fund securities identical to the loaned securities. Should the borrower of the securities fail financially, the Fund has the right to repurchase the securities using the collateral in the open market. The Fund recognizes income, net of any rebate and securities lending agent fees, for lending its securities in the form of fees or interest on the investment of any cash received as collateral. The Fund also continues to receive interest and dividends or amounts equivalent thereto, on the securities loaned and recognizes any unrealized gain or loss in the market price of the securities loaned that may occur during the term of the loan.

Prudential Jennison Blend Fund, Inc.	33

Notes to Financial Statements

continued

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized and unrealized gains or losses on sales of portfolio securities and currency transactions are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on the accrual basis. Expenses are recorded on the accrual basis which may require the use of certain estimates by management. Net investment income or loss (other than distribution fees, which are charged directly to the respective class) and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of adjusted net assets of each class at the beginning of the day.

Dividends and Distributions: The Fund expects to pay dividends from net investment income and distributions from net realized capital gains, if any, at least annually. Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. Permanent book/tax differences relating to income and gains are reclassified amongst undistributed net investment income, accumulated net realized gain or loss and paid-in capital in excess of par, as appropriate.

Taxes: It is the Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

Withholding taxes on foreign dividends are recorded, net of reclaimable amounts, at the time the related income is earned.

Estimates: The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those amounts.

Note 2. Agreements

The Fund has a management agreement with PI. Pursuant to this agreement, PI has responsibility for all investment advisory services and supervises the subadvisor’s

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performance of such services. PI has entered into a subadvisory agreement with Jennison Associates LLC (“Jennison”). The subadvisory agreement provides that Jennison furnishes investment advisory services in connection with the management of the Fund. In connection therewith, Jennison is obligated to keep certain books and records of the Fund. PI pays for the services of Jennison, the cost of compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

The management fee paid to PI is computed daily and payable monthly, at an annual rate of .50% of the Fund’s average daily net assets up to $500 million, .475% of the next $500 million of the Fund’s average daily net assets and .45% of the Fund’s average daily net assets in excess of $1 billion. The effective management fee rate was .49% for the year ended August 31, 2012.

The Fund has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”) which acts as the distributor of the Class A, Class B, Class C and Class Z shares. The Fund compensates PIMS for distributing and servicing the Fund’s Class A, Class B and Class C shares, pursuant to plans of distribution (the “Distribution Plans”), regardless of expenses actually incurred by PIMS. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z shares of the Fund. Pursuant to the Distribution Plans, the Fund compensates PIMS for distribution related activities at an annual rate of up to .30%, 1% and 1% of the average daily net assets of the Class A, B and C shares, respectively.

PIMS has advised the Fund that it has received $182,274 in front-end sales charges resulting from sales of Class A shares, during the year ended August 31, 2012. From these fees, PIMS paid such sales charges to affiliated broker-dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

PIMS has advised the Fund that for the year ended August 31, 2012, it received $17, $45,975 and $1,090 in contingent deferred sales charges imposed upon redemptions by certain Class A, Class B and Class C shareholders, respectively.

PI, PIMS and Jennison are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

Note 3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential, serves as the Fund’s transfer agent. Transfer

Prudential Jennison Blend Fund, Inc.	35

Notes to Financial Statements

continued

agent’s fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

Prudential Investment Management, Inc. (“PIM”), an indirect, wholly-owned subsidiary of Prudential, is the Fund’s security lending agent. For the year ended August 31, 2012, PIM has been compensated approximately $264,000 for these services.

The Fund invests in the Prudential Core Taxable Money Market Fund (the “Core Fund”), a portfolio of Prudential Investment Portfolios 2, registered under the 1940 Act, and managed by PI. Earnings from the Core Fund are disclosed on the Statement of Operations as affiliated dividend income.

Note 4. Portfolio Securities

Purchases and sales of portfolio securities, other than short-term investments, for the year ended August 31, 2012, aggregated $1,093,218,669 and $1,219,609,083, respectively.

Note 5. Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. In order to present undistributed net investment income, accumulated net realized loss on investment and foreign currency transactions and paid-in capital in excess of par on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to undistributed net investment income and accumulated net realized loss on investment and foreign currency transactions. For the year ended August 31, 2012, the adjustments were to decrease undistributed net investment income and decrease accumulated net realized loss on investment and foreign currency transactions by $75,980 due to the reclassification of net foreign currency gains and other book to tax differences. Net investment income, net realized loss on investment and foreign currency transactions and net assets were not affected by this change.

For the years ended August 31, 2012 and August 31, 2011, the tax character of dividends paid, as reflected in the Statement of Changes in Net Assets were $1,652,512 and $2,353,184 of ordinary income, respectively.

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As of August 31, 2012, the accumulated undistributed earnings on a tax basis was $2,863,400 of ordinary income. This differs from the amount shown on the Statement of Assets and Liabilities primarily due to cumulative timing differences.

The United States federal income tax basis of the Fund’s investments and the net unrealized appreciation as of August 31, 2012 were as follows:

Tax Basis	Appreciation	Depreciation	Net Unrealized Appreciation
$890,581,485	$204,003,489	$(28,494,888)	$175,508,601

The difference between book basis and tax basis is primarily attributable to deferred losses on wash sales, investments in passive foreign investment companies and other cost basis differences between financial and tax reporting.

Under the Regulated Investment Company Modernization Act of 2010 (“the Act”), the Fund is permitted to carryforward capital losses incurred in the fiscal year ended August 31, 2012 (“post-enactment losses”) for an unlimited period. Post-enactment losses are required to be utilized before the utilization of losses incurred prior to the effective date of the Act. As a result of this ordering rule, capital loss carryforwards related to taxable years ending before August 31, 2012 (“pre-enactment losses”) may have an increased likelihood to expire unused. The Fund utilized approximately $15,407,000 of its pre-enactment losses to offset net taxable gains realized in the fiscal year ended August 31, 2012. No capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such losses. As of August 31, 2012, the pre and post-enactment losses were approximately:

Post-Enactment Losses:	$0

Pre-Enactment Losses:
Expiring 2018	$3,454,000

The Fund elected to treat post-October capital losses of approximately $11,635,000 as having been incurred in the following fiscal year (August 31, 2013).

Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years and has concluded that no provision for income tax is required in the Fund’s financial statements for the current reporting period. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Prudential Jennison Blend Fund, Inc.	37

Notes to Financial Statements

continued

Note 6. Capital

The Fund offers Class A, Class B, Class C and Class Z shares. Class A shares are sold with a front-end sales charge of up to 5.50%. All investors who purchase Class A shares in an amount of $1 million or more and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (CDSC) of 1%, including investors who purchase their shares through broker-dealers affiliated with Prudential. The Class A CDSC is waived for purchases by certain retirement or benefit plans. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Class B shares automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. Class C shares are sold with a contingent deferred sales charge of 1% during the first 12 months. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Class Z shares are not subject to any sales or redemption charge and are available exclusively for sale to a limited group of investors.

Under certain circumstances, an exchange may be made from specified share classes of the Fund to one or more other share classes of the Fund as presented in the table of transactions in shares of common stock.

During the fiscal year ended August 31, 2011, the Fund received $41,302 related to an unaffiliated-third party’s settlement of regulatory proceedings involving allegations of improper trading in Fund shares. This amount is presented in the Statement of Changes in Net Assets. The Fund was not involved in the proceedings or in the calculation of the amount of settlement.

There are 1 billion shares of common stock, $.01 par value per share, divided into four classes, designated Class A, Class B, Class C and Class Z common stock, each of which consists of 250 million authorized shares.

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Transactions in shares of common stock were as follows:

Class A	Shares	Amount
Year ended August 31, 2012:
Shares sold	722,967	$12,504,116
Shares issued in reinvestment of dividends	85,882	1,373,241
Shares reacquired	(7,064,157)	(121,777,939)

Net increase (decrease) in shares outstanding before conversion	(6,255,308)	(107,900,582)
Shares issued upon conversion from Class B and Class Z	381,952	6,510,747
Shares reacquired upon conversion into Class Z	(26,451)	(449,379)

Net increase (decrease) in shares outstanding	(5,899,807)	$(101,839,214)

Year ended August 31, 2011:
Shares sold	828,757	$14,346,888
Shares issued in reinvestment of dividends	124,785	2,032,744
Shares reacquired	(7,866,476)	(135,073,007)

Net increase (decrease) in shares outstanding before conversion	(6,912,934)	(118,693,375)
Shares issued upon conversion from Class B	530,968	8,926,798
Shares reacquired upon conversion into Class Z	(202,071)	(3,588,437)

Net increase (decrease) in shares outstanding	(6,584,037)	$(113,355,014)

Class B
Year ended August 31, 2012:
Shares sold	160,991	$2,636,099
Shares reacquired	(200,348)	(3,282,682)

Net increase (decrease) in shares outstanding before conversion	(39,357)	(646,583)
Shares reacquired upon conversion into Class A	(399,640)	(6,475,737)

Net increase (decrease) in shares outstanding	(438,997)	$(7,122,320)

Year ended August 31, 2011:
Shares sold	195,256	$3,201,583
Shares reacquired	(300,512)	(4,901,740)

Net increase (decrease) in shares outstanding before conversion	(105,256)	(1,700,157)
Shares reacquired upon conversion into Class A	(555,695)	(8,926,798)

Net increase (decrease) in shares outstanding	(660,951)	$(10,626,955)

Prudential Jennison Blend Fund, Inc.	39

Notes to Financial Statements

continued

Class C	Shares	Amount
Year ended August 31, 2012:
Shares sold	79,586	$1,311,806
Shares reacquired	(247,243)	(4,012,679)

Net increase (decrease) in shares outstanding	(167,657)	$(2,700,873)

Year ended August 31, 2011:
Shares sold	135,225	$2,201,755
Shares reacquired	(272,246)	(4,459,659)

Net increase (decrease) in shares outstanding before conversion	(137,021)	(2,257,904)
Shares reacquired upon conversion into Class Z	(1,692)	(25,261)

Net increase (decrease) in shares outstanding	(138,713)	$(2,283,165)

Class Z
Year ended August 31, 2012:
Shares sold	443,788	$7,506,148
Shares issued in reinvestment of dividends	14,168	226,406
Shares reacquired	(1,747,364)	(29,599,816)

Net increase (decrease) in shares outstanding before conversion	(1,289,408)	(21,867,262)
Shares issued upon conversion from Class A	26,424	449,379
Shares reacquired upon conversion into Class A	(2,107)	(35,010)

Net increase (decrease) in shares outstanding	(1,265,091)	$(21,452,893)

Year ended August 31, 2011:
Shares sold	605,459	$10,625,541
Shares issued in reinvestment of dividends	15,401	250,887
Shares reacquired	(618,857)	(10,641,737)

Net increase (decrease) in shares outstanding before conversion	2,003	234,691
Shares issued upon conversion from Class A and Class C	203,453	3,613,698

Net increase (decrease) in shares outstanding	205,456	$3,848,389

Note 7. Borrowings

The Fund, along with other affiliated registered investment companies (the “Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The SCA provides for a commitment of $900 million for the period December 16, 2011 through December 14, 2012. The Funds pay an annualized commitment fee of 0.08% of the unused portion of the SCA. Prior to December 16, 2011, the Funds had another SCA of a $750 million commitment with

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an annualized commitment fee of 0.10% of the unused portion. Interest on any borrowings under the SCA is paid at contracted market rates. The commitment fee for the unused amount is accrued daily and paid quarterly.

The Fund did not utilize the SCA during the year ended August 31, 2012.

Note 8. New Accounting Pronouncement

In December 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2011-11 regarding “Disclosures about Offsetting Assets and Liabilities”. The amendments, which will be effective for annual reporting periods beginning on or after January 1, 2013 and interim periods within those annual periods, require an entity to disclose information about offsetting and related arrangements for assets and liabilities, financial instruments and derivatives that are either currently offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements. At this time, management is evaluating the implications of ASU No. 2011-11 and its impact on the financial statements has not yet been determined.

Prudential Jennison Blend Fund, Inc.	41

Financial Highlights

Class A Shares
	Year Ended August 31,
	2012	2011	2010		2009	2008
Per Share Operating Performance(a):
Net Asset Value, Beginning Of Year	$16.68	$13.95	$13.34		$17.07	$20.27
Income (loss) from investment operations:
Net investment income	.05	.03	.03		.04	.08
Net realized and unrealized gain (loss) on investment and foreign currency transactions	1.05	2.73	.58		(3.25)	(1.25)
Total from investment operations	1.10	2.76	.61		(3.21)	(1.17)
Less Dividends and Distributions:
Dividends from net investment income	(.03)	(.03)	-		(.04)	(.10)
Distributions from net realized capital gains	-	-	-		(.48)	(1.93)
Total dividends and distributions	(.03)	(.03)	-		(.52)	(2.03)
Capital Contributions (Note 6):	-	- (b)	-	(b)	-	-
Net asset value, end of year	$17.75	$16.68	$13.95		$13.34	$17.07
Total Return(c):	6.59%	19.82%	4.57%		(17.42)%	(6.45)%

Ratios/Supplemental Data:
Net assets, end of year (000,000)	$887	$931	$871		$924	$1,270
Average net assets (000,000)	$910	$1,017	$976		$842	$1,414
Ratios to average net assets(d):
Expenses, including distribution and service (12b-1) fees(e)	1.00%	1.00%	1.01%		1.04%	.93%
Expenses, excluding distribution and service (12b-1) fees	.70%	.70%	.71%		.74%	.66%
Net investment income	.31%	.18%	.23%		.31%	.42%
Portfolio turnover rate	110%	143%	112%		122%	80%

(a) Calculated based on average shares outstanding during the year.

(b) Less than $.005.

(c) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total return does not consider the effects of sales loads. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(d) Does not include expenses of the underlying portfolio in which the Fund invests.

(e) The distributor of the Fund contractually agreed to limit its distribution and service (12b-1) fees to .25% of the average daily net assets of the Class A shares through April 30, 2008.

See Notes to Financial Statements.

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Class B Shares
	Year Ended August 31,
	2012	2011		2010		2009	2008
Per Share Operating Performance(a):
Net Asset Value, Beginning Of Year	$15.88	$13.34		$12.85		$16.53	$19.73
Income (loss) from investment operations:
Net investment loss	(.06)	(.08)		(.07)		(.04)	(.05)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.99	2.62		.56		(3.16)	(1.22)
Total from investment operations	.93	2.54		.49		(3.20)	(1.27)
Less Distributions:
Distributions from net realized capital gains	-	-		-		(.48)	(1.93)
Capital Contributions (Note 6):	-	-	(b)	-	(b)	-	-
Net asset value, end of year	$16.81	$15.88		$13.34		$12.85	$16.53
Total Return(c):	5.86%	19.04%		3.81%		(18.06)%	(7.12)%

Ratios/Supplemental Data:
Net assets, end of year (000,000)	$23	$29		$33		$45	$82
Average net assets (000,000)	$26	$35		$42		$46	$103
Ratios to average net assets(d):
Expenses, including distribution and service (12b-1) fees	1.70%	1.70%		1.71%		1.74%	1.66%
Expenses, excluding distribution and service (12b-1) fees	.70%	.70%		.71%		.74%	.66%
Net investment loss	(.40)%	(.52)%		(.46)%		(.37)%	(.30)%
Portfolio turnover rate	110%	143%		112%		122%	80%

(a) Calculated based on average shares outstanding during the year.

(b) Less than $.005.

(c) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total return does not consider the effects of sales loads. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(d) Does not include expenses of the underlying portfolio in which the Fund invests.

Prudential Jennison Blend Fund, Inc.	43

See Notes to Financial Statements.

Financial Highlights

continued

Class C Shares
	Year Ended August 31,
	2012	2011		2010		2009	2008
Per Share Operating Performance(a):
Net Asset Value, Beginning Of Year	$15.88	$13.35		$12.86		$16.53	$19.73
Income (loss) from investment operations:
Net investment loss	(.06)	(.09)		(.07)		(.04)	(.06)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	1.00	2.62		.56		(3.15)	(1.21)
Total from investment operations	.94	2.53		.49		(3.19)	(1.27)
Less Distributions:
Distributions from net realized capital gains	-	-		-		(.48)	(1.93)
Capital Contributions (Note 6):	-	-	(b)	-	(b)	-	-
Net asset value, end of year	$16.82	$15.88		$13.35		$12.86	$16.53
Total Return(c):	5.92%	18.95%		3.81%		(18.00)%	(7.12)%

Ratios/Supplemental Data:
Net assets, end of year (000,000)	$23	$24		$22		$22	$32
Average net assets (000,000)	$24	$26		$24		$21	$34
Ratios to average net assets(d):
Expenses, including distribution and service (12b-1) fees	1.70%	1.70%		1.71%		1.74%	1.66%
Expenses, excluding distribution and service (12b-1) fees	.70%	.70%		.71%		.74%	.66%
Net investment loss	(.39)%	(.52)%		(.47)%		(.39)%	(.31)%
Portfolio turnover rate	110%	143%		112%		122%	80%

(a) Calculated based on average shares outstanding during the year.

(b) Less than $.005.

(c) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total return does not consider the effects of sales loads. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(d) Does not include expenses of the underlying portfolio in which the Fund invests.

See Notes to Financial Statements.

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Class Z Shares
	Year Ended August 31,
	2012	2011	2010		2009	2008
Per Share Operating Performance(a):
Net Asset Value, Beginning Of Year	$16.71	$13.97	$13.32		$17.07	$20.27
Income (loss) from investment operations:
Net investment income	.10	.08	.08		.07	.13
Net realized and unrealized gain (loss) on investment and foreign currency transactions	1.05	2.74	.57		(3.26)	(1.25)
Total from investment operations	1.15	2.82	.65		(3.19)	(1.12)
Less Dividends and Distributions:
Dividends from net investment income	(.08)	(.08)	-		(.08)	(.15)
Distributions from net realized capital gains	-	-	-		(.48)	(1.93)
Total dividends and distributions	(.08)	(.08)	-		(.56)	(2.08)
Capital Contributions (Note 6):	-	- (b)	-	(b)	-	-
Net asset value, end of year	$17.78	$16.71	$13.97		$13.32	$17.07
Total Return(c):	6.94%	20.22%	4.88%		(17.20)%	(6.19)%

Ratios/Supplemental Data:
Net assets, end of year (000,000)	$38	$57	$45		$45	$68
Average net assets (000,000)	$43	$56	$51		$44	$78
Ratios to average net assets(d):
Expenses, including distribution and service (12b-1) fees	.70%	.70%	.71%		.74%	.66%
Expenses, excluding distribution and service (12b-1) fees	.70%	.70%	.71%		.74%	.66%
Net investment income	.60%	.48%	.54%		.62%	.69%
Portfolio turnover rate	110%	143%	112%		122%	80%

(a) Calculated based on average shares outstanding during the year.

(b) Less than $.005.

(c) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(d) Does not include expenses of the underlying portfolio in which the Fund invests.

Prudential Jennison Blend Fund, Inc.	45

See Notes to Financial Statements.

Report of Independent Registered Public

Accounting Firm

The Board of Directors and Shareholders

Prudential Jennison Blend Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of the Prudential Jennison Blend Fund, Inc. (hereafter referred to as the “Fund”), including the portfolio of investments, as of August 31, 2012, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2012, by correspondence with the custodian, transfer agent and brokers or by other appropriate auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of August 31, 2012, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

October 23, 2012

46	Visit our website at www.prudentialfunds.com

Tax Information

(Unaudited)

For the year ended August 31, 2012, the Fund reports, in accordance with Section 854 of the Internal Revenue Code, the following percentages of the ordinary income distributions paid as 1) qualified dividend income (QDI); and 2) eligible for corporate dividends received deduction (DRD).

	QDI	DRD

Prudential Jennison Blend Fund, Inc.	100.00%	100.00%

In January 2013, you will be advised on IRS Form 1099-DIV or substitute 1099-DIV, as to the federal tax status of distributions received by you in calendar year 2012.

Prudential Jennison Blend Fund, Inc.	47

INFORMATION ABOUT BOARD MEMBERS AND OFFICERS

(Unaudited)

Information about Board Members and Officers of the Fund is set forth below. Board Members who are not deemed to be “interested persons” of the Fund, as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” of the Fund are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Board in turn elects the Officers, who are responsible for administering the day-to-day operations of the Fund.

Independent Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Kevin J. Bannon (60) Board Member Portfolios Overseen: 61	Managing Director (since April 2008) and Chief Investment Officer (since October 2008) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.	Director of Urstadt Biddle Properties (since September 2008).
Linda W. Bynoe (60) Board Member Portfolios Overseen: 61	President and Chief Executive Officer (since March 1995) and formerly Chief Operating Officer (December 1989-February 1995) of Telemat Ltd. (management consulting); formerly Vice President (January 1985-June 1989) at Morgan Stanley & Co (broker-dealer).	Director of Simon Property Group, Inc. (retail real estate) (May 2003-May 2012); Director of Anixter International, Inc. (communication products distributor) (since January 2006); Director of Northern Trust Corporation (financial services) (since April 2006); Trustee of Equity Residential (residential real estate) (since December 2009).
Michael S. Hyland, CFA (67) Board Member Portfolios Overseen: 61	Independent Consultant (since February 2005); formerly Senior Managing Director (July 2001-February 2005) of Bear Stearns & Co, Inc.; Global Partner, INVESCO (1999-2001); Managing Director and President of Salomon Brothers Asset Management (1989-1999).	None.
Douglas H. McCorkindale (73) Board Member Portfolios Overseen: 61	Formerly Chairman (February 2001-June 2006), Chief Executive Officer (June 2000-July 2005), President (September 1997-July 2005) and Vice Chairman (March 1984-May 2000) of Gannett Co. Inc. (publishing and media).	Director of Lockheed Martin Corp. (aerospace and defense) (since May 2001).

Prudential Jennison Blend Fund, Inc.

Independent Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Stephen P. Munn (70) Board Member Portfolios Overseen: 61	Lead Director (since 2007) and formerly Chairman (1993-2007) of Carlisle Companies Incorporated (manufacturer of industrial products).	Lead Director (since 2007) of Carlisle Companies Incorporated (manufacturer of industrial products).
Richard A. Redeker (69) Board Member & Independent Chair Portfolios Overseen: 61	Retired Mutual Fund Senior Executive (44 years); Management Consultant; Independent Directors Council (organization of 2,800 Independent Mutual Fund Directors)-Executive Committee, Chair of Policy Steering Committee, Governing Council.	None.
Robin B. Smith (73) Board Member Portfolios Overseen: 61	Chairman of the Board (since January 2003) of Publishers Clearing House (direct marketing); Member of the Board of Directors of ADLPartner (marketing) (since December 2010); formerly Chairman and Chief Executive Officer (August 1996-January 2003) of Publishers Clearing House.	Formerly Director of BellSouth Corporation (telecommunications) (1992-2006).
Stephen G. Stoneburn (69) Board Member Portfolios Overseen: 61	Chairman, (since July 2011), President and Chief Executive Officer (since June 1996) of Quadrant Media Corp. (publishing company); formerly President (June 1995-June 1996) of Argus Integrated Media, Inc.; Senior Vice President and Managing Director (January 1993-1995) of Cowles Business Media; Senior Vice President of Fairchild Publications, Inc. (1975-1989).	None.

Interested Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Stuart S. Parker (50) Board Member & President Portfolios Overseen: 61

President of Prudential Investments LLC (since January 2012); Executive Vice President of Jennison Associates LLC and Head of Retail Distribution of Prudential Investments LLC

(June 2005 - December 2011).

None.

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Interested Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Scott E. Benjamin (39) Board Member & Vice President Portfolios Overseen: 61	Executive Vice President (since June 2009) of Prudential Investments LLC and Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, Prudential Investments (since February 2006); Vice President of Product Development and Product Management, Prudential Investments (2003-2006).	None.

(1)	The year that each individual joined the Fund’s Board is as follows:

Kevin J. Bannon, 2008; Linda W. Bynoe, 2005; Michael S. Hyland, 2008; Douglas H. McCorkindale, 1996; Stephen P. Munn, 2008; Richard A. Redeker, 1993; Robin B. Smith, 1996; Stephen G. Stoneburn, 2003; Stuart S. Parker, Board Member and President since 2012; Scott E. Benjamin, Board Member since 2010 and Vice President since 2009.

Fund Officers(a)(1)
Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years
Judy A. Rice (64) Vice President	President, Chief Executive Officer (May 2011-Present) and Executive Vice President (December 2008-May 2011) of Prudential Investment Management Services LLC; Formerly President, Chief Executive Officer, Chief Operating Officer and Officer-In-Charge (February 2003-December 2011) of Prudential Investments LLC; formerly President, Chief Executive Officer and Officer-In-Charge (April 2003-December 2011) of Prudential Mutual Fund Services LLC (PMFS); formerly Member of the Board of Directors of Jennison Associates LLC (November 2010-December 2011); formerly Vice President (February 1999-April 2006) of Prudential Investment Management Services LLC; formerly President, COO, CEO and Manager of PIFM Holdco, LLC (April 2006-December 2011); formerly President, Chief Executive Officer, Chief Operating Officer and Officer-In-Charge (May 2003-June 2005) and Director (May 2003-March 2006) and Executive Vice President (June 2005-March 2006) of AST Investment Services, Inc.; Member of Board of Governors of the Investment Company Institute.

Prudential Jennison Blend Fund, Inc.

Fund Officers(a)(1)
Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years
Raymond A. O’Hara (56) Chief Legal Officer	Vice President and Corporate Counsel (since July 2010) of Prudential Insurance Company of America (Prudential); Vice President (March 2011-Present) of Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey; Vice President and Corporate Counsel (March 2011-Present) of Prudential Annuities Life Assurance Corporation; Chief Legal Officer of Prudential Investments LLC (since June 2012); Chief Legal Officer of PMFS (since June 2012) and Corporate Counsel of AST Investment Services, Inc. (since June 2012); formerly Vice President and Corporate Counsel (September 2008-July 2010) of The Hartford Financial Services Group, Inc.; formerly Associate (September 1980-December 1987) and Partner (January 1988–August 2008) of Blazzard & Hasenauer, P.C. (formerly, Blazzard, Grodd & Hasenauer, P.C.).
Deborah A. Docs (54) Secretary	Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President (since December 1996) and Assistant Secretary (since March 1999) of Prudential Investments LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.
Jonathan D. Shain (54) Assistant Secretary	Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of Prudential Investments LLC; Vice President and Assistant Secretary (since February 2001) of PMFS; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.
Claudia DiGiacomo (38) Assistant Secretary	Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of Prudential Investments LLC (since December 2005); Associate at Sidley Austin Brown & Wood LLP (1999-2004).
Andrew R. French (49) Assistant Secretary	Vice President and Corporate Counsel (since February 2010) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of Prudential Investments LLC; Vice President and Assistant Secretary (since January 2007) of PMFS.
Amanda S. Ryan (34) Assistant Secretary	Director and Corporate Counsel (since March 2012) of Prudential; Director and Assistant Secretary (since June 2012) of Prudential Investments LLC; Associate at Ropes & Gray (2008-2012).
Timothy J. Knierim (53) Chief Compliance Officer	Chief Compliance Officer of Prudential Investment Management, Inc. (since July 2007); formerly Chief Risk Officer of Prudential Investment Management, Inc. and Prudential Investments LLC (2002-2007) and formerly Chief Ethics Officer of Prudential Investment Management, Inc. and Prudential Investments LLC (2006-2007).
Valerie M. Simpson (54) Deputy Chief Compliance Officer	Chief Compliance Officer (since April 2007) of Prudential Investments LLC and AST Investment Services, Inc.; formerly Vice President-Financial Reporting (June 1999-March 2006) for Prudential Life and Annuities Finance.

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Fund Officers(a)(1)
Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years
Theresa C. Thompson (50) Deputy Chief Compliance Officer	Vice President, Compliance, Prudential Investments LLC (since April 2004); and Director, Compliance, Prudential Investments LLC (2001-2004).
Richard W. Kinville (44) Anti-Money Laundering Compliance Officer	Vice President, Corporate Compliance, Anti-Money Laundering Unit (since January 2005) of Prudential; committee member of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (since January 2007); formerly Investigator and Supervisor in the Special Investigations Unit for the New York Central Mutual Fire Insurance Company (August 1994-January 1999); Investigator in AXA Financial’s Internal Audit Department and Manager in AXA’s Anti-Money Laundering Office (January 1999-January 2005); first chair of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (June 2007-December 2009).
Grace C. Torres (53) Treasurer and Principal Financial and Accounting Officer	Assistant Treasurer (since March 1999) and Senior Vice President (since September 1999) of Prudential Investments LLC; Assistant Treasurer (since May 2003) and Vice President (since June 2005) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (since May 2003) of Prudential Annuities Advisory Services, Inc.; formerly Senior Vice President (May 2003-June 2005) of AST Investment Services, Inc.
M. Sadiq Peshimam (48) Assistant Treasurer	Vice President (since 2005) of Prudential Investments LLC.
Peter Parrella (54) Assistant Treasurer	Vice President (since 2007) and Director (2004-2007) within Prudential Mutual Fund Administration; formerly Tax Manager at SSB Citi Fund Management LLC (1997-2004).

(a)	Excludes Mr. Parker and Mr. Benjamin, interested Board Members who also serve as President and Vice President, respectively.
(1)	The year that each individual became an Officer of the Fund is as follows:

Judy A. Rice, 2012; Raymond A. O’Hara, 2012; Deborah A. Docs, 2005; Jonathan D. Shain, 2005; Claudia DiGiacomo, 2005; Andrew R. French, 2006; Amanda S. Ryan, 2012; Timothy J. Knierim, 2007; Valerie M. Simpson 2007; Theresa C. Thompson, 2008; Richard W. Kinville, 2011, Grace C. Torres, 1998; M. Sadiq Peshimam, 2006; Peter Parrella, 2007.

Explanatory Notes to Tables:

•	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with Prudential Investments LLC and/or an affiliate of Prudential Investments LLC.

•	Unless otherwise noted, the address of all Board Members and Officers is c/o Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077.

•

There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31 of the year in which they reach the age of 75.

•

“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the 1934 Act (that is, “public companies”) or other investment companies registered under the 1940 Act.

•

“Portfolios Overseen” includes all investment companies managed by Prudential Investments LLC. The investment companies for which PI serves as manager include the Prudential Investments Mutual Funds, The Prudential Variable Contract Accounts, Target Mutual Funds, Prudential Short Duration High Yield Fund, Inc., The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

Prudential Jennison Blend Fund, Inc.

Approval of Advisory Agreements

The Fund’s Board of Directors

The Board of Directors (the “Board”) of Prudential Jennison Blend Fund, Inc. (the “Fund”) consists of ten individuals, eight of whom are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Directors”). The Board is responsible for the oversight of the Fund and its operations, and performs the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Directors have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Director. The Board has established three standing committees: the Audit Committee, the Nominating and Governance Committee, and the Investment Committee. Each committee is chaired by, and composed of, Independent Directors.

Annual Approval of the Fund’s Advisory Agreements

As required under the 1940 Act, the Board determines annually whether to renew the Fund’s management agreement with Prudential Investments LLC (“PI”) and the Fund’s subadvisory agreement with Jennison Associates LLC (“Jennison”). In considering the renewal of the agreements, the Board, including all of the Independent Directors, met on June 5-7, 2012 and approved the renewal of the agreements through July 31, 2013, after concluding that the renewal of the agreements was in the best interests of the Fund and its shareholders.

In advance of the meetings, the Board requested and received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with its consideration. Among other things, the Board considered comparative fee information from PI and Jennison. Also, the Board considered comparisons with other mutual funds in relevant Peer Universes and Peer Groups, as is further discussed below.

In approving the agreements, the Board, including the Independent Directors advised by independent legal counsel, considered the factors it deemed relevant, including the nature, quality and extent of services provided by PI and the subadviser, the performance of the Fund, the profitability of PI and its affiliates, expenses and fees, and the potential for economies of scale that may be shared with the Fund and its shareholders as the Fund’s assets grow. In their deliberations, the Directors did not identify any single factor which alone was responsible for the Board’s decision to approve the agreements with respect to the Fund. In connection with its deliberations, the Board considered information provided by PI throughout the year at regular Board meetings, presentations from portfolio managers and other information, as well as information furnished at or in advance of the meetings on June 5-7, 2012.

Prudential Jennison Blend Fund, Inc.

Approval of Advisory Agreements (continued)

The Directors determined that the overall arrangements between the Fund and PI, which serves as the Fund’s investment manager pursuant to a management agreement, and between PI and Jennison, which serves as the Fund’s subadviser pursuant to the terms of a subadvisory agreement with PI, are in the best interests of the Fund and its shareholders in light of the services performed, fees charged and such other matters as the Directors considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the Directors’ reaching their determinations to approve the continuance of the agreements are separately discussed below.

Nature, quality and extent of services

The Board received and considered information regarding the nature, quality and extent of services provided to the Fund by PI and Jennison. The Board considered the services provided by PI, including but not limited to the oversight of the subadviser for the Fund, as well as the provision of fund recordkeeping, compliance, and other services to the Fund. With respect to PI’s oversight of the subadviser, the Board noted that PI’s Strategic Investment Research Group (“SIRG”), which is a business unit of PI, is responsible for monitoring and reporting to PI’s senior management on the performance and operations of the subadviser. The Board also considered that PI pays the salaries of all of the officers and non-independent Directors of the Fund. The Board also considered the investment subadvisory services provided by Jennison, as well as adherence to the Fund’s investment restrictions and compliance with applicable Fund policies and procedures. The Board considered PI’s evaluation of the subadviser, as well as PI’s recommendation, based on its review of the subadviser, to renew the subadvisory agreement.

The Board reviewed the qualifications, backgrounds and responsibilities of PI’s senior management responsible for the oversight of the Fund and Jennison, and also reviewed the qualifications, backgrounds and responsibilities of Jennison’s portfolio managers who are responsible for the day-to-day management of the Fund’s portfolio. The Board was provided with information pertaining to PI’s and Jennison’s organizational structure, senior management, investment operations, and other relevant information pertaining to both PI and Jennison. The Board also noted that it received favorable compliance reports from the Fund’s Chief Compliance Officer (“CCO”) as to both PI and Jennison. The Board noted that Jennison is affiliated with PI.

The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PI and the subadvisory services

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provided to the Fund by Jennison, and that there was a reasonable basis on which to conclude that the Fund benefits from the services provided by PI and Jennison under the management and subadvisory agreements.

Costs of Services and Profits Realized by PI

The Board was provided with information on the profitability of PI and its affiliates in serving as the Fund’s investment manager. The Board discussed with PI the methodology utilized in assembling the information regarding profitability and considered its reasonableness. The Board recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser’s capital structure and cost of capital. Taking these factors into account, the Board concluded that the profitability of PI and its affiliates in relation to the services rendered was not unreasonable. The Board did not separately consider the profitability of the subadviser, an affiliate of PI, as its profitability was reflected in the profitability report for PI. Taking these factors into account, the Board concluded that the profitability of PI and its affiliates in relation to the services rendered was not unreasonable.

Economies of Scale

The Board noted that the management fee schedule for the Fund includes breakpoints, which have the effect of decreasing the fee rate as assets increase, and that at its current level of assets the Fund’s effective fee rate reflected some of those rate reductions. The Board received and discussed information concerning whether PI realizes economies of scale as the Fund’s assets grow beyond current levels. The Board took note that the Fund’s fee structure currently results in benefits to Fund shareholders whether or not PI realizes any economies of scale. The Board recognized the inherent limitations of any analysis of economies of scale, stemming largely from the Board’s understanding that most of PI’s costs are not specific to individual funds, but rather are incurred across a variety of products and services.

Other Benefits to PI and Jennison

The Board considered potential ancillary benefits that might be received by PI and Jennison and their affiliates as a result of their relationship with the Fund. The Board concluded that potential benefits to be derived by PI included fees received by affiliates of PI for serving as the Fund’s securities lending agent, transfer agency fees received by the Fund’s transfer agent (which is affiliated with PI), as well as benefits to its reputation or other intangible benefits resulting from PI’s association with the Fund. The Board concluded that the potential benefits to be derived by Jennison included the ability to use soft dollar credits, as well as the potential benefits consistent with

Prudential Jennison Blend Fund, Inc.

Approval of Advisory Agreements (continued)

those generally resulting from an increase in assets under management, specifically, potential access to additional research resources and benefits to its reputation. The Board concluded that the benefits derived by PI and Jennison were consistent with the types of benefits generally derived by investment managers and subadvisers to mutual funds.

Performance of the Fund / Fees and Expenses

The Board considered certain additional specific factors and made related conclusions relating to the historical performance of the Fund for the one-, three-, five- and ten-year periods ended December 31, 2011.

The Board also considered the Fund’s actual management fee, as well as the Fund’s net total expense ratio, for the fiscal year ended August 31, 2011. The Board considered the management fee for the Fund as compared to the management fee charged by PI to other funds and the fee charged by other advisers to comparable mutual funds in a Peer Group. The actual management fee represents the fee rate actually paid by Fund shareholders and includes any fee waivers or reimbursements. The net total expense ratio for the Fund represents the actual expense ratio incurred by Fund shareholders.

The mutual funds included in the Peer Universe (the Lipper Multi-Cap Core Funds Performance Universe) and the Peer Group were objectively determined by Lipper Inc. (“Lipper”), an independent provider of mutual fund data. To the extent that PI deemed appropriate, and for reasons addressed in detail with the Board, PI may have provided supplemental data compiled by Lipper for the Board’s consideration. The comparisons placed the Fund in various quartiles, with the first quartile being the best 25% of the mutual funds (for performance, the best performing mutual funds and, for expenses, the lowest cost mutual funds).

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The section below summarizes key factors considered by the Board and the Board’s conclusions regarding the Fund’s performance, fees and overall expenses. The table sets forth gross performance comparisons (which do not reflect the impact on performance of fund expenses, or any subsidies, expense caps or waivers that may be applicable) with the Peer Universe, actual management fees with the Peer Group (which reflect the impact of any subsidies or fee waivers), and net total expenses with the Peer Group, each of which were key factors considered by the Board.

Performance	1 Year	3 Years	5 Years	10 Years
	3rd Quartile	2nd Quartile	2nd Quartile	2nd Quartile
Actual Management Fees: 1st Quartile
Net Total Expenses: 1st Quartile

•	The Board noted that the Fund outperformed its benchmark index over the three-, five- and ten-year periods, though it underperformed over the one-year period.
•	The Board concluded that, in light of the Fund’s competitive performance, it would be in the best interests of the Fund and its shareholders to renew the agreements.
•	The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided.

*    *    *

After full consideration of these factors, the Board concluded that the approval of the agreements was in the best interests of the Fund and its shareholders.

Prudential Jennison Blend Fund, Inc.

■ MAIL	■ TELEPHONE	■ WEBSITE
Gateway Center Three 100 Mulberry Street Newark, NJ 07102	(800) 225-1852	www.prudentialfunds.com

PROXY VOTING
The Board of Directors of the Fund has delegated to the Fund’s investment subadviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Securities and Exchange Commission’s website.

DIRECTORS
Kevin J. Bannon • Scott E. Benjamin • Linda W. Bynoe • Michael S. Hyland • Douglas H. McCorkindale • Stephen P. Munn • Stuart S. Parker • Richard A. Redeker • Robin B. Smith • Stephen G. Stoneburn

OFFICERS
Stuart S. Parker, President • Judy A. Rice, Vice President • Scott E. Benjamin, Vice President • Grace C. Torres, Treasurer and Principal Financial and Accounting Officer • Raymond A. O’Hara, Chief Legal Officer • Deborah A. Docs, Secretary • Timothy J. Knierim, Chief Compliance Officer • Valerie M. Simpson, Deputy Chief Compliance Officer • Theresa C. Thompson, Deputy Chief Compliance Officer • Richard W. Kinville, Anti-Money Laundering Compliance Officer • Jonathan D. Shain, Assistant Secretary • Claudia DiGiacomo, Assistant Secretary • Amanda S. Ryan, Assistant Secretary • Andrew R. French, Assistant Secretary • M. Sadiq Peshimam, Assistant Treasurer • Peter Parrella, Assistant Treasurer

MANAGER	Prudential Investments LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

INVESTMENT SUBADVISER	Jennison Associates LLC	466 Lexington Avenue New York, NY 10017

DISTRIBUTOR	Prudential Investment Management Services LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

CUSTODIAN	The Bank of New York Mellon	One Wall Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 9658 Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	KPMG LLP	345 Park Avenue New York, NY 10154

FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus and summary prospectus contain this and other information about the Fund. An investor may obtain a prospectus and summary prospectus by visiting our website at www.prudentialfunds.com or by calling (800) 225-1852. The prospectus and summary prospectus should be read carefully before investing.

E-DELIVERY
To receive your mutual fund documents online, go to www.prudentialfunds.com/edelivery and enroll. Instead of receiving printed documents by mail, you will receive notification via email when new materials are available. You can cancel your enrollment or change your email address at any time by visiting the website address above.

SHAREHOLDER COMMUNICATIONS WITH DIRECTORS
Shareholders can communicate directly with the Board of Directors by writing to the Chair of the Board, Prudential Jennison Blend Fund, Inc., Prudential Investments, Attn: Board of Directors, 100 Mulberry Street, Gateway Center Three, Newark, NJ 07102. Shareholders can communicate directly with an individual Director by writing to the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO SCHEDULE
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation and location of the Public Reference Room may be obtained by calling (202) 551-8090. The Fund’s schedule of portfolio holdings is also available on the Fund’s website as of the end of each month.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Directors and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

PRUDENTIAL JENNISON BLEND FUND, INC.

SHARE CLASS	A	B	C	Z
NASDAQ	PBQAX	PBQFX	PRECX	PEQZX
CUSIP	74441T108	74441T207	74441T306	74441T405

MF1O1E    0233005-00001-00

Item 2 – Code of Ethics — See Exhibit (a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies – Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer.

The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant 800-225-1852, and ask for a copy of the Section 406 Standards for Investment Companies – Ethical Standards for Principal Executive and Financial Officers.

Item 3 – Audit Committee Financial Expert –

The registrant’s Board has determined that Mr. Stephen P. Munn, member of the Board’s Audit Committee is an “audit committee financial expert,” and that he is “independent,” for purposes of this Item.

Item 4 – Principal Accountant Fees and Services –

(a) Audit Fees

For the fiscal years ended August 31, 2012 and August 31, 2011, KPMG LLP (“KPMG”), the Registrant’s principal accountant, billed the Registrant $22,000 and $22,000, respectively, for professional services rendered for the audit of the Registrant’s annual financial statements or services that are normally provided in connection with statutory and regulatory filings.

(b) Audit-Related Fees

None.

(c) Tax Fees

During the fiscal year ended August 31, 2012, KPMG billed the Registrant $179 for professional services rendered in connection with agreed upon procedures performed related to the receipt of payments pursuant to certain fair fund settlement orders. Not applicable for the fiscal year ended August 31, 2011.

(d) All Other Fees

None.

(e) (1) Audit Committee Pre-Approval Policies and Procedures

THE PRUDENTIAL MUTUAL FUNDS

AUDIT COMMITTEE POLICY

on

Pre-Approval of Services Provided by the Independent Accountants

The Audit Committee of each Prudential Mutual Fund is charged with the responsibility to monitor the independence of the Fund’s independent accountants. As part of this responsibility, the Audit Committee must pre-approve any independent accounting firm’s engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement of the independent accountants, the Audit Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:

•	a review of the nature of the professional services expected to be provided,

•	a review of the safeguards put into place by the accounting firm to safeguard independence, and

•	periodic meetings with the accounting firm.

Policy for Audit and Non-Audit Services Provided to the Funds

On an annual basis, the scope of audits for each Fund, audit fees and expenses, and audit-related and non-audit services (and fees proposed in respect thereof) proposed to be performed by the Fund’s independent accountants will be presented by the Treasurer and the independent accountants to the Audit Committee for review and, as appropriate, approval prior to the initiation of such services. Such presentation shall be accompanied by confirmation by both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants. Proposed services shall be described in sufficient detail to enable the Audit Committee to assess the appropriateness of such services and fees, and the compatibility of the provision of such services with the auditor’s independence. The Committee shall receive periodic reports on the progress of the audit and other services which are approved by the Committee or by the Committee Chair pursuant to authority delegated in this Policy.

The categories of services enumerated under “Audit Services”, “Audit-related Services”, and “Tax Services” are intended to provide guidance to the Treasurer and the independent accountants as to those categories of services which the Committee believes are generally consistent with the independence of the independent accountants and which the Committee (or the Committee Chair) would expect upon the presentation of specific proposals to pre-approve. The enumerated categories are not intended as an exclusive list of audit, audit-related or tax services, which the Committee (or the Committee Chair) would consider for pre-approval.

Audit Services

The following categories of audit services are considered to be consistent with the role of the Fund’s independent accountants:

•	Annual Fund financial statement audits

•	Seed audits (related to new product filings, as required)

•	SEC and regulatory filings and consents

Audit-related Services

The following categories of audit-related services are considered to be consistent with the role of the Fund’s independent accountants:

•	Accounting consultations

•	Fund merger support services

•	Agreed Upon Procedure Reports

•	Attestation Reports

•	Other Internal Control Reports

Individual audit-related services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000.

Tax Services

The following categories of tax services are considered to be consistent with the role of the Fund’s independent accountants:

•	Tax compliance services related to the filing or amendment of the following:

•	Federal, state and local income tax compliance; and,

•	Sales and use tax compliance

•	Timely RIC qualification reviews

•	Tax distribution analysis and planning

•	Tax authority examination services

•	Tax appeals support services

•	Accounting methods studies

•	Fund merger support services

•	Tax consulting services and related projects

Individual tax services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000.

Other Non-audit Services

Certain non-audit services that the independent accountants are legally permitted to render will be subject to pre-approval by the Committee or by one or more Committee members to whom the Committee has delegated this authority and who will report to the full Committee any pre-approval decisions made pursuant to this Policy. Non-audit services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Proscribed Services

The Fund’s independent accountants will not render services in the following categories of non-audit services:

•	Bookkeeping or other services related to the accounting records or financial statements of the Fund

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services

•	Management functions or human resources

•	Broker or dealer, investment adviser, or investment banking services

•	Legal services and expert services unrelated to the audit

•	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval of Non-Audit Services Provided to Other Entities Within the Prudential Fund Complex

Certain non-audit services provided to Prudential Investments LLC or any of its affiliates that also provide ongoing services to the Prudential Mutual Funds will be subject to pre-approval by the Audit Committee. The only non-audit services provided to these entities that will require pre-approval are those related directly to the operations and financial reporting of the Funds. Individual projects that are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000. Services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Although the Audit Committee will not pre-approve all services provided to Prudential Investments LLC and its affiliates, the Committee will receive an annual report from the Fund’s independent accounting firm showing the aggregate fees for all services provided to Prudential Investments and its affiliates.

(e) (2) Percentage of services referred to in 4(b) – 4(d) that were approved by the audit committee –

One hundred percent of the services described in Item 4(c) was approved by the audit committee.

(f) Percentage of hours expended attributable to work performed by other than full time employees of principal accountant if greater than 50%.

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g) Non-Audit Fees

Not applicable to Registrant for the fiscal years 2012 and 2011. The aggregate non-audit fees billed by KPMG for services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant for the fiscal years 2012 and 2011 was $0 and $0, respectively.

(h) Principal Accountant’s Independence

Not applicable as KPMG has not provided non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

Item 5	–	Audit Committee of Listed Registrants – Not applicable.

Item 6	–	Schedule of Investments – The schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7	–	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not applicable.

Item 8	–	Portfolio Managers of Closed-End Management Investment Companies – Not applicable.

Item 9	–	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not applicable.

Item 10	–	Submission of Matters to a Vote of Security Holders – Not applicable.

Item 11	–	Controls and Procedures

(a)	It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b)	There has been no significant change in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal quarter of the period covered by this report that has materially affected, or is likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 – Exhibits

(a)	(1) Code of Ethics – Attached hereto as Exhibit EX-99.CODE-ETH

	(2)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.CERT.

	(3)	Any written solicitation to purchase securities under Rule 23c-1. – Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	Prudential Jennison Blend Fund, Inc.

By:	/s/ Deborah A. Docs
Deborah A. Docs
Secretary

Date:	October 22, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Stuart S. Parker
Stuart S. Parker
President and Principal Executive Officer

Date:	October 22, 2012

By:	/s/ Grace C. Torres
Grace C. Torres
Treasurer and Principal Financial Officer

Date:	October 22, 2012